Exhibit 99.1

Initial public offering - 11/07/94 IPO price - $5.00 (adjusted) Current market price - $25.00 Northwest Bancorp, Inc. Warren, Pennsylvania NASDAQ "NWSB"

Presentation Outline Corporate Profile and Overview Stock Performance Historical Operating Performance Current Period Accomplishments Current Period Financial Performance Asset Quality Investments Bank Owned Life Insurance Loans Strategic Focus Questions?

Northwest Bancorp, Inc. Corporate Profile

Current Organizational Structure March 31, 2008 NORTHWEST BANCORP, INC (Stock Holding Company) Trust Preferred Subsidiaries NORTHWEST SAVINGS BANK Assets - $6.8 billion Boetger & Associates Northwest Settlement Agency Northwest Financial Services Northwest Consumer Discount

Overview of Northwest Bancorp, Inc. Size Fifth largest financial institution headquartered in Pennsylvania(based on deposits) Total assets of $6.8 billion 166 community banking offices with 140 in Pennsylvania; 14 in New York; 5 in Ohio; 5 in Maryland and 2 in Florida Services Offer a complete line of traditional bank products including both personal and business deposits as well as personal and business loans Offer trust, investment management and brokerage services with over $1 billion of assets under management Offer employee benefit, actuarial and record keeping services through our subsidiary, Boetger & Associates

Overview of Northwest Bancorp, Inc. Services (con't.) Offer consumer financing through 49 Consumer Finance Offices in Pennsylvania and two in New York Offer real estate title services through our subsidiary, Northwest Settlement Agency Employment 1,981 employees at March 31, 2008 (1,826 FTEs) Equity Market Statistics 48.5 million shares outstanding with 17.9 million publicly traded. Market capitalization of public shares - $447 million; all shares - $1.21 billion (at $25.00 per share)

Stock Performance

$239 $160 $116 Comparison of 66 month Cumulative Total Return

Reason for Recent Strong Performance (Compared to the Financial Industry) Significant increase in interest in MHC stocks by institutional investors Northwest is one of the oldest and largest MHCs with the most aggressive use of the structure Our two largest shareholders, who own 2.04 and 1.13 million shares respectively, were not shareholders two years ago Our stock buyback program, with 2.74 million shares purchased, has been well received and has provided stability Our steady increase in dividends has been well received However...these are short-term "sweeteners" and we must remain focused on the long-term driver of value - financial performance Financial stocks historically trade based upon: multiples of earnings (price of the stock compared to earnings-per-share) multiples of book value (price of stock compared to book value per share) Northwest has a good track record in both of these areas

Earnings Per Share 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Dec 2006 Dec 2007 Dec East 0.36 0.4 0.44 0.48 0.51 0.66 0.67 0.8 0.86 0.99 1.11 1.01 1.09 Excluding Gains on Sale of Investments, Amortization of Intangibles and Loss on Extinguishment of Debt ** ** Prior to restatement for the acquisitions of Leeds and First Carnegie I-----------------------------------------------June 30----------------------------------I ** CAGR - 9.26% (1995-2007)

Book Value Per Share 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2005 Dec 2006 Dec 2007 Dec East 3.87 4.08 4.25 4.65 4.93 5.23 5.81 6.66 7.48 10.42 11.45 11.63 12.08 12.62 ** ** Prior to restatement for the acquisitions of Leeds and First Carnegie I-------------------------------------------June 30------------------------------------I ** CAGR - 9.91% (1995-2007)

Market Price Per Share



CAGR – 14.6% (1995-2007)
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$4.82
$5.63
$7.75
$15.81
$10.00
$6.88
$10.50
$13.21
$16.03
$22.90
$22.00
$22.50
$27.46
$26.57
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2005 Dec
2006 Dec
2007 Dec
I---June 30---I

Annual Dividends Paid Per Share



Dividend Yield $.88/$25.00 = 3.52%
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.15
$0.16
$0.16
$0.16
$0.16
$0.16
$0.24
$0.32
$0.44
$0.54
$0.74
$0.82
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006 Dec
2007 Dec
I----June 30----I

Historical Operating Performance

Assets
In Billions of Dollars



7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
$1.59
$1.88
$2.09
$2.56
$3.08
$3.41
$3.85
$4.31
$5.22
$5.78
$6.33
$6.48
$6.53
$6.66
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2005, Dec
2006, Dec
2007, Dec
I-----------------------------June 30----------------------------I

Net Income Millions of Dollars 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Dec 2006 Dec 2007 Dec East 16.3 18.1 20.4 22.2 23.9 30.9 31.4 37.9 40.9 47.3 55.4 50.3 53.5 Excluding Gains on Sale of Assets, Amortization of Intangibles and Loss on Extinguishment of Debt ** ** Prior to restatement for the acquisitions of Leeds and First Carnegie I---------------------------June 30--------------------------------I **

Community Banking Offices



180
160
140
120
100
80
60
40
20
0
45
54
57
71
94
106
118
126
137
147
153
153
160
166
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2005 Dec
2006 Dec
2007 Dec
I------June 30------I

Commercial Loans (in millions of dollars) 2001 June 2002 June 2003 June 2004 June 2005 Dec 2006 Dec 2007 Dec East 339 400 508 604 752 937 1176

Assets Under Management (in millions of dollars) 2001 2002 2003 2004 2005 Dec 2006 Dec 2007 Dec East 426 456 529 631 816 885 1070

Current Period Accomplishments

Financial Continued progress in improving our balance sheet mix Commercial loans grew $266 million or 29.2 % Home equity loans grew $106 million or 12.2% Mortgage loans grew $15 million or .6% As a result, the yield on our average assets increased to 6.45% in 2007 from 6.20% in 2006 while market interest rates decreased substantially Trust and Investment Management Assets under management grew $185 million, or 21%, to $1.07 billion

Growth of Our Franchise Completed the acquisition of CSB bank adding five offices with deposits of $166 million and loans of $144 million Opened an office in Marriottsville, Maryland Opened consumer finance offices in Erie and New Castle, Pennsylvania Bid on seven acquisitions - were not successful with any of our bids Looked at three other offerings on which we did not bid

Business Services and Operations Completed our planning and implementation phases for new teller and customer service software (CARE) for rollout in 2008 Upgraded our retail and business internet banking system which provided enhanced features and functionality Strategic Planning Completed overhaul of our strategic plan with new mission, vision and values statements

Current Period Financial Performance

Financial Highlights at December 31, 2007 2006 Net Change % Chg Assets $6,663,516,000 $6,527,815,000 $135,701,000 2.1% Cash and Investments $1,363,983,000 $1,638,814,000 ($274,831,000) (16.8%) Loans Receivable, net $4,795,622,000 $4,412,441,000 $383,181,000 8.7% Deposit Accounts $5,542,334,000 $5,366,750,000 $175,584,000 3.3% Shareholders' Equity $612,878,000 $604,561,000 $8,317,000 1.4% Book Value Per Share $12.62 $12.08 $0.54 4.5% Full Time Equivalent Employees 1,805 Full Time Equivalent Employees 1,805 1,777 28 1.6% Offices 166 160 6 3.8%

Share Repurchases 2005 2006 2007 2008 Number of Shares Repurchased 766400 341500 1502900 132000 Repurchase Price 22.42 23.66 27.16 25.27

Interest Rate Spread 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2005 Dec 2006 Dec 2007 Dec 2008 Mar East 0.0372 0.0353 0.0334 0.032 0.0326 0.0297 0.0311 0.0297 0.0296 0.0307 0.0305 0.0277 0.0274 0.0288 I----------------------------------June 30-------------------I (As a Percent of Assets)

Income Statement Excluding Gains on Sale of Assets and Loss on Extinguishment of Debt Year Ended December 31, 2007 2006 % Chg Net Interest Income $185,016,000 $177,464,000 4.3% as a Percentage of Average Assets 2.76% 2.72% Provision for Loan Losses ($8,743,000) ($8,480,000) 3.1% as a Percentage of Average Assets .13% .13% Non-Interest Income, as adjusted $45,831,000 $40,091,000 14.3% as a Percentage of Average Assets .68% .61% Non-Interest Expense, as adjusted $152,742,000 $140,558,000 8.7% as a Percentage of Average Assets 2.28% 2.15% Net Income, as adjusted $51,469,000 $50,290,000 2.3% as a Percentage of Average Assets .77% .77% Return on Equity 8.57% 8.39% Earnings Per Share $1.04 $1.00 4.0%

Composition of Loan Portfolio in % June 2000 June 2001 June 2002 June 2003 June 2004 Dec 2005 Dec 2006 Dec 2007 1-4 Family Mortgages 70.9 68.7 66.9 65.1 63.1 59.5 53.5 48.9 Multifamily & Commercial R.E. 7.5 8.5 9.9 10.8 11.0 12.6 15.6 18.3 Consumer 19.7 19.7 20.1 20.4 22.3 24.6 25.7 25.4 Commercial Business 1.9 3.1 3.1 3.7 3.6 3.3 5.2 7.4

Asset Yield - Historical Analysis O N D '06 F M A M J J A S O N D '07 F M A M J J A S O N D '08 F M A Mortgage Loan Yield 5.821 5.821 5.822 5.825 5.838 5.841 5.844 5.851 5.861 5.867 5.874 5.88 5.884 5.886 5.891 5.893 5.896 5.899 5.901 5.905 5.913 5.932 5.944 5.948 5.953 5.958 5.961 5.964 5.958 5.953 5.948 Investment Securities Yield 4.281 4.362 4.391 4.524 4.616 4.689 4.834 4.876 4.937 4.959 4.986 4.982 5.466 5.461 5.503 5.511 5.514 5.477 5.49 5.5 5.541 5.55 5.552 5.571 5.595 5.532 5.447 5.327 5 4.975 4.978 Consumer Loan Yield 6.281 6.337 6.426 6.504 6.558 6.832 6.885 6.898 6.93 6.983 6.996 6.999 7.039 7.047 7.059 7.077 7.087 7.098 7.115 7.132 7.167 7.18 7.178 7.17 7.156 7.142 7.136 7.118 7.018 6.88 6.884 Commercial Loan Yield 6.866 6.907 6.967 6.964 7.016 7.055 7.085 7.236 7.242 7.314 7.326 7.364 7.395 7.416 7.45 7.439 7.47 7.509 7.499 7.501 7.51 7.543 7.57 7.512 7.497 7.437 7.4 7.125 7.051 6.874 6.786 6.884% 6.786% 5.948% 4.978% 6.866% 6.281% 5.821% 4.281%

Composition of Deposits in % June 2000 June 2001 June 2002 June 2003 June 2004 Dec 2005 Dec 2006 Dec 2007 Checking 16.3 16.0 16.9 20.2 18.4 18.3 18.5 19.5 Savings 15.0 13.9 19.4 21.6 21.9 17.9 15.1 13.4 Money Market 6.4 6.4 11.4 13.3 16.0 11.4 11.1 12.3 Certificates of Deposit 62.4 63.7 52.4 44.9 43.7 52.4 55.3 54.8

Cost of Funds - Historical Analysis O N D '06 F M A M J J A S O N D '07 F M A M J J A S O N D '08 F M A Savings 1.804 1.859 1.877 1.891 1.904 1.974 2.062 2.143 2.17 2.243 2.259 2.32 2.333 2.324 2.362 2.359 2.383 2.412 2.397 2.386 2.433 2.375 2.392 2.412 2.3 2.313 2.358 2.202 1.971 1.851 1.57 Checking 0.794 0.794 0.804 0.804 0.827 0.852 0.899 0.87 0.969 0.924 0.962 1.019 1.048 1.032 1.046 1.033 0.975 1.026 1.115 1.154 1.065 1.035 1.031 1.088 0.877 0.86 0.846 0.843 0.757 0.643 0.57 CDs 3.625 3.677 3.742 3.814 3.856 3.901 3.955 4.015 4.085 4.166 4.25 4.313 4.376 4.433 4.482 4.534 4.58 4.611 4.637 4.652 4.669 4.668 4.685 4.69 4.676 4.663 4.647 4.602 4.501 4.393 4.265 Borrowings 4.399 4.468 4.47 4.494 4.5 4.514 4.518 4.538 4.565 4.542 4.538 4.54 4.538 4.539 4.533 4.535 4.529 4.528 4.528 4.525 4.485 4.46 4.447 4.485 4.517 4.368 4.319 4.108 4.014 3.627 3.697 4.265% 3.697% 1.570% ..570% 4.399% 3.625% 1.804% 0.794%

Asset Quality

Investment Security Portfolio Composition Description Book Value % of Portfolio Unrealized gain/(loss) Mortgage-backed Securities and CMOs: FHLMC $228,494,000 20.3% $1,466,000 FNMA $165,132,000 14.7% $260,000 GNMA $88,335,000 7.9% $93,000 Other $48,608,000 4.3% ($639,000) Agency Bonds: FNMA $147,122,000 13.1% $5,759,000 FHLB $101,426,000 9.0% $189,000 FHLMC $37,443,000 3.3% $240,000 Other $368,000 0.1% ($3,000) Municipal Securities $262,895,000 23.4% $4,225,000 Corporate Debt $37,225,000 3.3% ($2,150,000) Equities $6,478,000 0.6% $401,000 Totals $1,123,526,000 100% $9,841,000

Bank Owned Life Insurance (BOLI) General account of insurance carriers Standard & Poor's rating scale: Investment grade AAA to BBB- Below investment grade BB+ to D BOLI holdings: AAA rated carriers $ 40.6 million AA+ rated carriers $ 5.4 million AA rated carriers $ 53.2 million A rated carriers $ 19.5 million $118.7 million

Loan Losses 2002 2003 2004 2005 2006 2007 Loan Losses in dollars 5313 5781 5750 9473 7617 8190 Losses as a % of loans 0.0017 0.0016 0.0012 0.002 0.0014 0.0014

90+ Day Delinquency Compared to Peers (Percentage of Respective Loan Portfolio) Dec 05 Mar 06 June 06 Sept 06 Dec 06 Mar 07 June 07 Sept 07 Dec 07 Northwest 0.0092 0.009 0.0098 0.0102 0.0091 0.0087 0.0079 0.0087 0.0102 Savings Institutions 0.0029 0.0046 0.0046 0.0033 0.0039 0.0041 0.0049 0.0073 0.0144 Commercial Banks 0.0067 0.0063 0.0063 0.0065 0.0074 0.0084 0.0096 0.0124 0.0152 0.92% 0.67% 0.29% 1.52% 1.44% 1.02%

90+ Day Delinquency Compared to Peers Residential Dec 06 Mar 07 Jun 07 Sept 07 Dec 07 Northwest 0.0039 0.0035 0.0035 0.004 0.0052 Savings Institutions 0.0038 0.0034 0.0051 0.0089 0.0149 Commercial Banks 0.0082 0.0094 0.0113 0.0207 0.0181 ..82% ..39% ..38% 1.81% 1.49% ..52%

REO Properties Held Jan 06 Feb 06 Mar 06 Apr 06 May 06 June 06 July 06 Aug 06 Sept 06 Oct 06 Nov 06 Dec 06 Jan 07 Feb 07 Mar 07 Apr 07 May 07 June 07 July 07 Aug 07 Sept 07 Oct 07 Nov 07 Dec 07 Jan 08 Feb 08 Mar 08 Apr 08 65 67 66 63 62 64 65 69 75 72 77 69 68 67 71 70 69 69 63 69 64 69 70 73 72 71 78 77

Average R.E. Loan Balance and LTV 2004 2005 2006 2007 Mar 08 Average Loan Balance (Current) 77922 83277 81454 83552 84442 Weighted Average LTV (at origination) 0.68 0.69 0.68 0.7 0.7

Strategic Focus

Strategic Areas of Focus Becoming more marketing driven Acquisition, retention and development of talent Realizing deposit growth/changing deposit mix Improving efficiency and productivity Maintaining strong credit quality - Emphasize quality over quantity Properly manage our capital - Repurchase shares at opportune times and continue to increase dividends Retail Office Expansion - Continue to grow in the best markets Acquisitions - Continue to be recognized as a key player but remain disciplined in our pricing Improving Profitability Ratios - Targeting higher levels for ROA and ROE Enhancing shareholder value

Questions?